                                                                        EX-10.33


                      Dated this 1st day of September 1995




                        HONG KONG INDUSTRIAL TECHNOLOGY
                               CENTRE CORPORATION


                                      and


                      VALENCE SEMICONDUCTOR DESIGN LIMITED



                ------------------------------------------------

                               TENANCY AGREEMENT

                                       of

                        Unit 413 on the Fourth Floor of

                     Hong Kong Industrial Technology Centre


                ------------------------------------------------




                                  DENTON HALL
                              10/F HUTCHISON HOUSE
                                10 HARCOURT ROAD
                                    CENTRAL
                                   HONG KONG
                             Ref.: RMSK/GPKL/H:4414
                                     L:1158

THIS TENANCY AGREEMENT   is made the 1st day of September
                         One thousand nine hundred and ninety-five


Parties BETWEEN HONG KONG INDUSTRIAL TECHNOLOGY CENTRE CORPORATION whose registered office is situate at 1st floor, Hong Kong Industrial Technology Centre, 72 Tat Chee Avenue, Kowloon, Hong Kong (hereinafter called "the Landlord" which expression shall include its successors in title and assigns) of the one part and the party whose particulars are set out in the First Schedule (hereinafter called "the Tenant") of the other part.

          NOW IT IS HEREBY AGREED as follows:

Premises  1.   The Landlord shall let and the Tenant shall take ALL THOSE
               PREMISES more particularly described in Part I of the Second
               Schedule and for identification purposes only shown and coloured pink on the plan annexed hereto ("the Premises") forming part of HONG KONG INDUSTRIAL TECHNOLOGY CENTRE ("the Building"), situate at the junction of Tat Chee Avenue and Fa Po Street, Kowloon,
               Hong Kong and erected on all that piece or parcel of ground registered in the Land Registry as New Kowloon Inland Lot No.
               6128.

Term      2.   The Tenant shall hold the Premises for the term set out in Part
               II of the Second Schedule ("the Term") together with the right to use in common with the Landlord and all others having the like right the entrance(s) passages staircases landings accessways and lifts (if any and whenever the same shall be operating) of the Building without causing any obstruction thereto and so far as the same is necessary for the proper enjoyment of the Premises
               Subject To all easements and similar rights and privileges which the Premises are or may be subject to.

Tenant's  3.   The Tenant hereby covenants and agrees with the Landlord as
Obligations    follows:

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Rent and       3.01  To pay to the Landlord or such person(s) as the Landlord
Management           may direct the rent set out in Part I of the Third Schedule
Fees                 ("the Rent") and the management fees set out in Part II of the Third Schedule ("the Management Fees") in advance without any deduction on the first day of each and every calendar month throughout the Term, the first and last of such payments to be apportioned according to the number of days in the calendar month in which the Term commence or ends.

Cost-of       3.02   To pay to the Landlord or such person(s) as the Landlord
Additional           may direct the costs of additional air-conditioning
Air-                 services (if any) and the cost of chilled water supply for
Conditioning         the purpose of cooling the Tenant's equipment (if any) at
Services             such time and in such manner as provided in clause 5.10
                     hereof.

Rates, etc.   3.03   To pay and discharge all rates taxes assessments duties
                     impositions charges and outgoings whatsoever now or hereafter to be imposed or levied on the Premises or upon the owner or occupier in respect thereof by the Government of Hong Kong or other lawful authority (Crown Rent and Property Tax alone excepted). Without prejudice to the generality of this sub-clause the Tenant shall pay all rates imposed on the Premises in the first place to the Landlord who shall settle the same with the Hong Kong
                     Government and in the event of the Premises not yet having been separately assessed to rates the Tenant shall until such time as the Premises are assessed to rates pay to the Landlord quarterly and in advance a sum equal to the rates which would have been charged by the Hong Kong Government for each quarter on the basis of a rateable value equal to twelve months rent payable by the Tenant hereunder, any overpayment or underpayment by the Tenant shall be adjusted and credited to the account of the Tenant or (as the case may be) paid by the Tenant to the Landlord immediately upon the separate assessment in respect of the Premises having been made in accordance with the Rating
                     Ordinance (Cap. 116).

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Utility       3.04   To pay and discharge all utility deposits and charges
Charges and          including without limitation deposits and charges in
Deposits             respect of gas water electricity facsimile and telephone
                     as may be shown by or operated from the Tenant's own metered supplies or by accounts rendered to the Tenant by the appropriate utility companies or otherwise in respect of all such utilities consumed on or in the Premises.

House rules   3.05   To obey and comply with and to indemnify the Landlord
and                  against any breach of such house rules and regulations as
Regulations          may from time to time be adopted by the Landlord or such
                     person as may from time to time be appointed by the Landlord as the manager of the Building ("the Manager") in accordance with Clause 5.17 hereof.

No Breach of  3.06   Not to do or permit or suffer to be done any act, deed,
Crown Grant          matter or thing whatsoever which may amount to a breach of
or Deed of           the covenants terms and conditions respectively contained
Mutual               in Agreement and Conditions of Grant No.12221 (including
Covenants            any modification or variation thereto) and the Deed of
                     Mutual Covenants (if any) and Sub-Deed of Mutual Covenants
                     (if any) affecting the Building and to fully indemnify the Landlord against the consequences of any such breach.

Compliance    3.07   To obey and comply with all ordinances, regulations,
with                 bye-laws, rules and requirements of any Governmental or
Ordinances           other competent authority relating to the use and
                     occupation of the Premises by the Tenant or to any other act deed matter or thing done permitted suffered or omitted therein or thereon by the Tenant or any employee, agent or licensee of the Tenant, and without prejudice to the foregoing to obtain any licence approval or permit required by any Governmental or other competent authority in connection with the Tenant's use and occupation of the Premises and to maintain in force and observe and comply with the terms of the same during the continuance of this tenancy and to indemnify the Landlord against the consequences of any breach of this provision.

Fitting Out         3.08 (i)  To fit out the Premises at its own costs and
Decoration                    expenses and before the commencement of any
Refurbishing                  fitting-out works or other decoration refurbishing
Renovation and                or renovation works or repairs which are the
Repairs                       responsibility of the Tenant hereunder, at its own
                              costs and expenses to prepare and submit to the Landlord for approval ten full sets of suitable drawings plans and specifications of the works to be carried out by the Tenant together with schematic sketches showing the Tenant's design and layout proposal (hereinafter collectively called
                              "the Tenant's Plans"). The Tenant's Plans shall, without limitation:

                              (a)  include detailed drawings, plans and
                                   specifications of all partitionings and floor coverings;

                              (b)  include detailed drawings, plans and
                                   specifications of all electrical
                                   installations or (as the case may be) any changes thereof;

                              (c)  include detailed drawings, plans and
                                   specifications of any proposed amendments, additions or alterations;

                              (d)  include details of all lighting fixtures;

                              (e)  show in complete details the decorative
                                   architectural mechanical and electrical
                                   components; and

                              (f)  comply with all relevant ordinances,
                                   regulations and bye-laws from time to time issued by the Government of Hong Kong.

                              The Landlord will consider the Tenant's Plans and may in its absolute discretion accept reject or require the Tenant to modify the Tenant's Plans or any part of them as it thinks fit. The Landlord will notify the Tenant of its decision within 30 days of receiving the Tenant's Plans.

          (ii) To modify amend and re-submit those plans as requested by the Landlord within 30 days of receiving the Landlord's request.

          (iii) Upon submission of the Tenant's Plans to pay to the Landlord a vetting fee at the rate as specified in Part V of the Third Schedule and if the Tenant's Plans are subsequently amended or modified whether pursuant to the Landlord's request or otherwise, to pay to the Landlord such further vetting fees as may be demanded by the Landlord.

          (iv) To be solely responsible for compliance with all applicable codes ordinances and other regulations for all works performed by or on behalf of the Tenant on the Premises, and the Landlord's or the Landlord's agent's or representative's approval of plans drawings specifications or calculations contained in the Tenant's Plans shall not constitute any implication representation or certification by the Landlord that the Tenant's Plans are in compliance with the said codes ordinances and other regulations and the Landlord's approval thereof shall be without prejudice to the right of the Landlord to require the Tenant to stop, remove, or dismantle at the cost of the tenant any Tenant's works which, in the opinion of the Landlord, may prejudice the safety or security of the Building or any part thereof, or may contravene any ordinance, regulation, rule or requirement of any governmental or competent authority. In instances where more than one standard may be applicable in approving the Tenant's Plans, the strictest standard shall apply.

          (v) Not to commence any fitting-out decoration refurbishing renovation or repair works before receiving notice in writing from the Landlord that such works may be commenced and thereafter to commence such works as soon as practicable and carry such works to completion expeditiously.

          (vi) Not to make any subsequent variation or modification to the Tenant's Plans as approved by the Landlord without the previous approval in writing of the Landlord.

          (vii) To employ only such contractor(s) as may from time to time be nominated by the Landlord to carry out any fitting-out decoration refurbishing renovation or repair works on the Premises. In the absence of such nominated contractor(s), the Tenant shall, upon the Landlord's approval of the Tenant's Plans and prior to the commencement of any of the proposed works by the Tenant, submit to the Landlord a list of contractors to be appointed for such proposed works. The Landlord after receiving such list may in its absolute discretion approve or reject the same or nominate such contractor(s) in place of any of those listed in the said list as the Landlord shall think fit. All such nominated or approved contractors shall be employed directly by the Tenant and shall for the purpose of this Agreement be treated as the servants employees agents or contractors of the Tenant and the Landlord shall not in any way be held responsible for any loss or damage of whatsoever nature directly or indirectly caused by or arising from such employments.

          (viii) To ensure that all works are carried out strictly in accordance with the Tenant's Plans as approved by the Landlord and in a good and proper workmanlike fashion using good quality materials and without causing any damage to any part of the Building or any disturbance or annoyance to the Landlord or the tenants or occupiers of adjacent or neighbouring premises and observe all house rules and regulations and fitting-out guides as may from time to time be made imposed adopted or amended by the Landlord or the Manager and to ensure that all contractors and workmen employed by him shall co-operate fully with the Landlord, the Manager or their respective authorised representatives.

Installation   3.09 Further to and without prejudice to sub-clause 3.08 of this
of Wires            Clause:-
Cables
and Services

                    (i) To install all wires pipes and cables and other services serving the Premises in and through the ducts trunkings and conduits in the Building provided by the Landlord for such purposes and at all times in accordance with the Landlord's directions and not to install any such wires pipes cables or other services without first providing the Landlord with full particulars and fully detailed plans and drawings of such intended installation and obtaining the Landlord's prior written consent as provided in sub-clause 3.08.

                    (ii) To provide to the Landlord full coloured drawings of
                         all electrical wiring to be installed by the Tenant within or serving or connected to the Premises and/or within the ducts, trunkings or conduits provided by the Landlord within the Building for the installation of electrical and/or fibre-optical or other wires or cables or means of passing receiving or transmitting information and all telephone and other service wires conduits and cables installed by or at the order of the Tenant and to clearly label and in accordance with any directions given by the Landlord colour-code all such wires conduits and cables to identify the same as being the Tenant's and if required by the Landlord at the expiration or sooner determination of the Term at the Tenant's expense to remove the same from all ducts conduits or trunkings within the Building taking care not to disturb damage or interfere with any wires cables or other means of communication belong to the Landlord or to other tenants or occupiers of any part or parts of the Building that may have been installed within any such ducts conduits or trunkings and making good any damage caused by the Tenant in so doing and the Tenant will indemnify and hold the Landlord harmless against any claim action or demand that may be brought by any person suffering any loss or damage or interference with business or inconvenience directly or indirectly caused by or arising from the Tenant's actions in complying with its obligations under this sub-clause 3.09.

Installation        3.10 Subject to sub-clauses 3.08 and 3.09 of this Clause to
of Telephone             make its own arrangements with regard to the
Cables                   installation of telephones or other communication
                         systems in the Premises, but the installation of telephone and communication lines outside the Premises must be in the common ducting provided in the Building for that purpose and in all respects in accordance with the Landlord's directions.

Good Repair of      3.11 At its own expenses to well and sufficiently paint
Interior maintain and keep in good clean tenantable substantial and proper repair and condition (fair wear and tear excepted) to the satisfaction of the Landlord the non-structural interior of the Premises including without limitation the flooring and interior plaster or other finishing material or rendering to walls floors and ceilings and all the Landlord's fixtures fittings and additions therein or thereto including without limitation all doors, windows, light fittings, fire fighting apparatus, ducts, air-conditioning units and fan coils and all waste drains, water and other pipes and sanitary apparatus and fittings therein and all painting papering and decoration thereof.

Repair of           3.12 To repair or replace such electrical wiring, piping
Electrical               installations and fittings in the Premises and such
Wiring and               wiring from the Tenant's meter(s) to the Premises as
Installations            the same may become dangerous or be required to be
                         repaired or replaced by any appropriate utility company or any governmental or other competent authority.

Permitting          3.13 To permit the Landlord its agents and all persons
Landlord to              authorised by the Landlord with or without workmen or
Enter and View           others and with or without appliances at all reasonable
                         times and upon prior notice (save in the case of an emergency) to enter into the Premises to view the condition thereof and to test the Tenant's electrical wiring piping and/or other installations and to take inventories of the

                         Landlord's fixtures and fittings therein and to give or leave notice in writing to the Tenant or upon the Premises of all defects and want of repair there found if such repair is the responsibility of the Tenant hereunder or to carry out any work or repair required to be done provided that in the event of an emergency the Landlord its servants or agents may enter without notice and forcibly if need be.

Execution of        3.14 At its own expenses, to make good all defects and wants
Repair on                of repair to the Premises for which the Tenant may be
Receipt of               liable upon receipt of written notice from the Landlord
Notice                   to repair and make good the same and within such period
                         as may be stipulated in the said written notice, and to pay all reasonable costs (including fees of professional consultants) incurred by the Landlord in the preparation and service of such notice, and if the Tenant shall fail to execute such works or repairs as aforementioned to permit the Landlord to enter upon the Premises and execute the same and the expenses thereof shall be a debt due from the Tenant to the Landlord and be recoverable forthwith by action.

Paying Cost of      3.15 To pay to or reimburse the Landlord the cost of
Replacing                replacing all broken or damaged windows of the Premises
Broken Windows           (or elsewhere if used exclusively by the Tenant)
                         whether the same be broken or damaged by the negligence of the Tenant or otherwise.

To Reimburse        3.16 To pay or reimburse the Landlord immediately on demand
Landlord for             the costs of repairing or making good any part of the
Making Good              Building or any of the lifts or other services and
Damage to                facilities installed therein or any property of the
Building                 Landlord that may be damaged by reason of any act
                         default or neglect on the part of the Tenant its agents servants invitees licensees employees contractors guests or visitors.

Giving Notice       3.17 To give notice in writing to the Landlord or the
to the                   Manager of any damage that the Premises may suffer and
Landlord on              of any accident to or defects in the structure of the
Damage                   Premises, the water pipes, gas pipes, electrical wiring
                         or installations, fixtures, fittings or other utility supply equipment provided by the Landlord directly once the tenant becomes aware of any such damage accident or defect.

No Structural           3.18    Not to make any structural alterations to the
Alterations                     Premises or the Building or to erect, install or
                                alter any fixtures partitioning or make or carry out any works to the Premises or the Building or make any alterations, installations in or additions to the air-conditioning system and/or electrical wiring and/or gas piping and/or fire fighting system and/or apparatus or any security system or install any equipment apparatus or machinery which requires any additional electrical wiring gas mains piping without the prior written consent of the Landlord which consent the Landlord may grant or withhold at its absolute discretion and if granted the Landlord may impose such conditions as it shall think fit.

Not to Maim or          3.19    Not without the prior written consent of the
Injure                          Landlord to cut, maim, injure, drill into, mark
                                or deface or permit or suffer to be cut, maimed, injured, drilled into, marked or defaced any doors, windows, walls, beams, air-conditioner ducts, structural members or any parts of the fabric of the Premises nor any of the plumbing or sanitary apparatus or installation included therein.

Not to Erect            3.20    Not without the prior written consent of the
Gates or                        Landlord to erect or install doors, gates,
Grilles                         grilles, shutters or other similar installation
                                whatsoever whether temporary or permanent at the doorway or entrance to the Premises or at any of the fire exits therefrom or erect any such door or grille or shutter or gate that might in any way contravene the regulations from time to time in force of the Fire Services Department or other competent authority concerned, nor in any other respect to contravene the said regulations.

No Additional           3.21    Not to alter the existing locks, bolts and
Locks                           fittings on the entrance of the Premises or
                                install any additional locks, bolts or fittings thereon without obtaining the prior written approval of the Landlord.

Installation            3.22    During the continuance of the Term, before
of Machinery                    installing any machinery in the Premises to
                                submit to a consultant appointed by the Landlord for approval full particulars and information regarding such machinery as intended to be installed in the Premise including but without limitation the type and weight thereof, together with a general layout plan of such machinery showing the actual position at which each article of machinery is intended to be placed and to install such machinery in accordance with the layout plans after written approval by the Landlord's consultant has been obtained. The Tenant shall not without the prior written approval of the Landlord's consultant alter the position of any of the machinery installed as previously approved by the Landlord's consultant or replace any of such installed machinery with another, unless the new machinery is in all respects identical to the one to be substituted. The Tenant shall bear and pay the vetting or approval fees of the Landlord's consultant.

Anti-Vibration      3.23 (i)  At its own expenses to mount and equip any
or Anti-                      machinery liable to produce vibration with
Dumping                       anti-vibration absorbers and anti-dumping
Absorbers for                 absorbers of such types and designs as first
Machinery                     approved of in writing by the Landlord's
                              consultant and shall at its own expenses comply with all directions and orders of the Landlord for eliminating and reducing vibrations and dumping produced by the operation and running of any of the machinery installed at the Premises.

Operation of             (ii) In operating and running any machinery installed
Machinery                     in the Premises to do all acts and things required
                              by and conform with all ordinances, by-laws and regulations applicable thereto and also all orders and directions (if any) from time to time given by the Urban Council and any other competent authority.

Not to Exceed       3.24 Not without the prior written consent of the Landlord
Maximum Floor            to install or permit or suffer to be installed upon the
Loading                  Premises or any part thereof any equipment, apparatus
Capacity                 or machinery which imposes a weight on any part of the
                         flooring in excess of that for which it is designed and the Landlord shall be entitled to prescribe the maximum weight and permitted location within the Premises of safes and other heavy equipment, apparatus or machinery and to require the same to stand on supports of such dimensions and material to distribute the weight as the Landlord may deem necessary.

Not to Cause    3.25  To duly observe and comply with all laws, rules and
Electro-              regulations in relation to electro-magnetic interference
Magnetic              from time to time in force including but without
Interference          limitation to those laws, rules and regulations prescribed by the Office Of Telecommunication Authority and not to carry out or suffer or permit to be carried out any work process or operation of whatsoever nature in the Premises which may cause any electro-magnetic interference to the Landlord or other tenants or occupiers of any adjoining or neighbouring premises and the Tenant shall indemnify the Landlord and such other tenants or occupiers for any damage or loss suffered as a result of the Tenant's breach of this sub-clause.

Anti-Nuisance   3.26  The Tenant shall not do or permit or suffer anything to be done at any time in or upon the Premises or any part thereof which may be or become a nuisance or annoyance or which may cause damage or inconvenience to the Hong Kong
                      Government or to the owners or occupiers of any adjoining or neighbouring lot or lots or premises. In particular, the Tenant shall not cause or produce or suffer or permit to be produced on or in the Premises any sound or noise
                      (including sound produced by broadcasting from Television, Radio and any apparatus or instrument capable of producing or reproducing music and sound) or any vibration or resonance or other form of disturbance or other acts or things in or on the Premises which is or are or may be or become a nuisance or annoyance to the Landlord or the tenants or occupiers of adjacent or neighbouring premises and the Tenant shall take all such necessary measures as may be required by and to the satisfaction of the Director of Environmental Protection to ensure that the operation of all plant and equipment installed or used on the Premises will not make any noise which causes disturbance or annoyance to the residents or occupiers of any adjourning premises or lot or lots or to the general public. The decision of the Director of Environmental Protection as to whether any such plant and equipment are causing disturbance or annoyance as aforesaid shall be final and binding on the Tenant.

No Discharge    3.27  Except with the prior written consent of the Director of
or Pollutant          Environmental Protection, not to, in or upon the Premises,
or Noxious,           install any machinery, furnace or boiler or any other
Harmful or            equipment or use any fuel or any method or process of
Corrosive             manufacture or treatment that might in any circumstances
Matter                result in the discharge or emission of any pollutant or
                      any noxious, harmful or corrosive matter, whether it be in the form of gas, smoke, liquid, solid or otherwise.



Compliance      3.28  To comply with and observe all Ordinances, Bye-laws,
with                  Regulations and rules for the time being in force in Hong
Legislation           Kong governing the control of any form of pollution,
Regarding             including air, noise, water and waste pollution and the
Pollution             protection of the environment and to comply with EPD
                      Advice Note 2/89 "Application of the environmental impact assessment process to major private sector projects" issued by the Environmental Protection Department and any subsequent amendment thereto.

Discharge into  3.29  (i) Not to discharge directly or indirectly or cause or
Sewers, etc.              permit or suffer to be discharged into any public
                          sewer, storm water drain, channel, streamcourse or sea any trade effluent or foul or contaminated water or cooling or hot water without the prior written consent of the Director of Environmental Protection, who may as a condition of granting his consent require the Tenant to provide, operate and maintain at the Tenant's own expense, within the Premises or otherwise and to the satisfaction of the Director of Environmental Protection suitable works for the treatment and disposal of such trade effluent or foul or contaminated or cooling or hot water.

To Reimburse         (iii)  Not to pass or allow to pass into the drains pipes
Landlord for                gutters ducts or watercourses channels of the
Cleaning                    Premises or the Building ("the conduits") any
Drains                      noxious or deleterious effluent or other substance
                            which may cause any obstruction or deposit in or injury to the conduits and to pay on demand to the Landlord the cost incurred by the Landlord in repairing cleansing and clearing any of the conduits damaged choked or stopped up owing to the improper or careless use of any toilet or water or sanitary or drainage equipment by the Tenant or its employees invitees contractors or licensees.

Removal of    3.30   Not to permit any sewage, waste water or effluent
Waste Matters        containing sand, cement, silt or any other suspended or
                     dissolved material to flow from the Premises onto any adjoining land or allow any waste matter which is not part of the final product from waste processing plants to be deposited anywhere within the Building and/or the land on which the Building stands and to have all such matter removed from the Building and/or the land on which the Building stands in a proper manner to the satisfaction of the Director of Environmental Protection.

Disposal of   3.31   To be responsible for the removal of refuse and garbage
Garbage              from the Premises to such location as shall be specified
                     by the Landlord from time to time and to use only such type of refuse container as shall be specified by the Landlord from time to time. In the event of the Landlord providing a collection service for refuse and garbage the same shall be used by the Tenant to the exclusion of any other similar service and the Tenant shall bear an appropriate proportion of the cost of such service.


Cleaning and  3.32   To keep the Premises including without limitation all
Cleaning             windows at all times in a clean and sanitary state and
Contractors          condition and for the better observance hereof the Tenant
                     shall only employ as cleaners of the Premises such persons or firms as may be nominated or approved by the Landlord.
                     Such cleaners shall be employed by and at the expense of the Tenant.

Not to        3.33   Not to use or permit or suffer to be used any lavatory
Misuse               facilities whether shared with other tenants or occupiers
Lavatories           of the Building or reserved exclusively for the use of the
                     Tenant for any purpose other than that for which they are intended and not to throw or permit or suffer to be thrown into any W.C. pan, urinal, basin sink or other lavatory fitting any foreign or deleterious substance of any kind and to keep such lavatory facilities clean tidy and in a hygienic condition at all times during the Term and in the Landlord's absolute discretion either to make good any breakage, blockage or damage of any such lavatory facilities resulting from the breach by the Tenant of this sub-clause or to pay to the Landlord on demand the cost of making good such breakage, blockage or damage.

Infestation   3.34   At the Tenant's expenses to take all such steps and
                     precautions to the satisfaction of the Landlord as shall be necessary to prevent the Premises or any part thereof from becoming infested by termites rats mice roaches or any other pests or vermin and for the better observance hereof the Landlord may require the Tenant to employ at the Tenant's cost such pest extermination contractors as the Landlord may nominate at such intervals as the Landlord may direct.

Fuel          3.35   The Tenant shall not use any fuel on the Premises other
                     than town gas, liquefied petroleum gas, natural gas, kerosene or other conventional liquid fuel with a sulphur content not exceeding 0.5% by weight and a viscosity of not more than 6 centistokes at 40 degree Celsius, or a conventional solid fuel with a sulphur content not exceeding 1% by weight.

Storage of    3.36   Not to use the Premises for the manufacture of goods or
Merchandise          merchandise or for the storage of goods or merchandise
and                  other than in small quantities consistent with the nature
Hazardous            of the Tenant's trade or business by way of samples and
Goods                exhibits and not to keep or store or cause permit or
                     suffer to be kept or stored any arms ammunitions gun-powder salpetre petrol kerosene liquified petroleum gas butane gas or other explosive or combustible substances or dangerous hazardous or prohibited goods within the meaning of the Dangerous

                                Goods Ordinance (Cap.295) and the regulations made thereunder or any statutory modification or re-enactment thereof from time to time in force (save those which are solely and exclusively for the business of the Tenant and approved by the Landlord and duly authorized by the Police Department and any other government department as may be necessary) or unlawful goods and shall not at any time during the Term use or allow the Premises or any part thereof to be used in any way entailing a fine forfeiture or penalty against the Landlord under any law in force in Hong Kong.

Restriction on          3.37    Except with the prior written consent of the
Use of Water                    Water Authority, no water from Government mains
Supply                          and/or the mains maintained by the Landlord
                                shall be used for any heating, cooling or humidification purpose.

User                    3.38    Not to use the Premises for any purpose other
                                than for such purposes as stated in the Fourth
                                Schedule and unless with the prior written consent of the Landlord not to change the use thereof or to carry on any other trade or business therein, and in particular but without prejudice to the generality of the foregoing, not to use or allow the Premises or any part thereof to be used as domestic premises within the meaning of any ordinance for the time being in force or as sleeping quarters or for any religious purpose or the performance of any religious ceremony.


No Illegal or           3.39    Not to use or cause suffer or permit to be used
Immoral Use                     the Premises or any part thereof for any illegal
                                immoral or improper purposes.

Security                3.40    To ensure that its own security system within
System                          and at the entrance of the Premises (if any) is
                                at all times compatible with the security system for the Building (if any) provided and operated by the Landlord.

Protection              3.41    To take all necessary and appropriate
from Typhoon                    precautions to protect the interior of the
                                Premises from heavy rainfall storm or typhoon damage.

No Auction              3.42    Not to conduct or allow any auction to be held
                                on the Premises without the Landlord's prior written approval.

No Pets or              3.43    Not to keep or permit or suffer to be kept any
Animals                         pets, livestock or animals in the Premises
                                without the prior written approval of the Landlord.

No Preparation          3.44    Not to prepare or permit or suffer to be
of Food and                     prepared any food in the Premises or cause or
Prevention of                   permit any offensive or unusual odours to be
Odours                          produced upon, permeate through or emanate from
                                the Premises.


Signs                   3.45    Not to paint affix display or exhibit any
                                writing sign signboard or other device whether illuminated or not upon or outside the windows or external walls of the Premises or inside the Premises which may be visible from outside or in at or above any common area landings or corridors of the Building except the display of a name plate of the Tenant in such form and size as may be previously approved by the Landlord at the entrance of the Premises.

Directory               3.46    To pay the Landlord immediately upon demand the
Boards                          cost of affixing repairing or replacing as
                                necessary the name of the Tenant in lettering to the directory board (if any) at the entrance(s) ton the Building and to the directory board (if any) on the floor on which the Premises are situated.

Obstructions            3.47    Not to block up, darken or obstruct or obscure
to Outside Windows              any of the windows or lights belonging to the
                                Premises.

Obstructions            3.48    Not to place or leave or suffer or permit to be
in Passages                     placed or left by any contractor employee
                                invitee licensee or agent of the Tenant any boxes furniture articles or rubbish in any passage ways lift staircases landings entrances exits of the Building used in common with other tenants and occupiers and/or the Landlord or otherwise obstruct or encumber the same, and if any such obstruction or encumbrance shall happen and the Tenant shall fail to remove the same immediately upon request by the Landlord either to the Tenant or to the person then in charge of the Premises on the Tenant's behalf the Landlord his employee servant or agents may remove or dispose of the same at the Tenant's expenses without incurring any liability whether contractual or tortious to the Tenant or any other person whomsoever.

Fire-               3.49 To install all necessary fire fighting equipments at
Prevention               the Tenant's expenses and take all necessary fire
                         precautions and in general to comply with all directives from time to time given by the Fire Services
                         Department.

Access for          3.50 (i)  At his own expense and to the satisfaction of the
Fire Service                  Director of Fire Services to provide in the
Appliances                    Premises suitable means of access for the passage
and Personnel                 of fire service appliances and fire service
                              personnel to any part of the Building and at all times permit such fire service personnel and fire service appliances the free and uninterrupted use of such means of access and shall maintain such means of access and keep the same free from obstruction.

                         (ii) To permit the Director of Fire Services, his
                              officers, servants or agents at all reasonable times with or without notice to enter upon the Premises or any part thereof for the purpose of inspecting the same so as to ensure that the relevant requirements referred to in sub-clause
                              (i) of this Clause have been complied with.

Parking             3.51 Not to park any vehicle or otherwise use or permit any vehicle to be parked or otherwise used by any employee agent licensee or contractor of the Tenant at any place other than in accordance with the house rules and regulations from time to time made by the Landlord or the Manager.

Loading and         3.52 To load and unload furniture, machinery, goods,
Unloading of             merchandise, raw materials or other large objects only
Goods                    at such places and at such times and through such
                         entrances and by such cargo/service lifts as
                              shall be designated by the Landlord for the purpose of loading and unloading and to use the loading and unloading ares designated by the Landlord only for the purpose of loading and unloading. The Tenant shall not use the passenger lifts for the conveyance of furniture, machinery, goods, merchandise, raw materials or other large objects or load or permit or suffer to be loaded into any cargo/service lift or passenger lift in the Building a weight greater than such lift is designed or permitted to carry.

Not to Assign          3.53   Not to assign underlet or otherwise part with the
or Underlet                   possession of the Premises or any part thereof in
                              any way whether by way of sub-letting lending sharing or other means whereby any person or persons not a party to this Tenancy Agreement obtains the use or possession of the Premises or any part thereof irrespective of whether any rental or other consideration is given for such use or possession and in the event of any such transfer sub-letting sharing assignment or parting with the possession of the Premises (whether for monetary consideration or not) this Tenancy
                              Agreement shall at the Landlord's discretion absolutely determine and the Tenant shall forthwith vacate the Premises on notice to that effect from the Landlord. The tenancy hereby created shall be personal to the Tenant named in the First Schedule of this Tenancy Agreement and without in any way limiting the generality of the foregoing each of the following acts and events shall unless approved in writing by the Landlord be deemed to be a breach of this Clause:

                              (i)  In the case of a tenant which is a
                                   partnership the taking in of one or more new partners whether on the death or retirement of an existing partner or otherwise;

                              (ii) In the case of a tenant who is an individual
                                   (including a sole surviving partner of a partnership tenant) the death insanity or disability of that individual to the intent that no right to use possess occupy or enjoy the Premises or any part thereof shall vest in the executors administrators personal representatives next of kin trustee or committee of any such individual;

     (iii) In the case of a tenant which is a corporation any take-over reconstruction amalgamation merger voluntary liquidation or change in the person or persons who owns or own a majority of its voting shares or who otherwise has or have effective control thereof;

     (iv) The giving by the Tenant of a Power of Attorney or similar authority whereby the donee of the Power of Attorney obtains the right to use possess occupy or enjoy the Premises or any part thereof or does in fact use possess occupy or enjoy the same; and

     (v)    The change of the Tenant's business name.


Yielding Up           3.54   To yield up the Premises with all the Landlord's
                              fixtures fittings and additions therein and thereto at the expiration or sooner determination of this Tenancy Agreement in good clean tenantable substantial and proper repair and condition (fair wear and tear excepted) together with all keys giving access to all parts of the Premises Provided that where the Tenant has made any alterations or installed any fixtures fittings or additions in or to the Premises and notwithstanding that the Landlord's consent for so doing may have been obtained or have been given or be deemed to have been given at the Tenant's sole cost and expense to reinstate or remove or do away with all or any such alterations fixtures fittings or additions or any part or portion thereof as shall be directed by the Landlord and to make good and repair in a proper and workmanlike manner any damage to the Premises and the Landlord's fixtures fittings and additions therein and thereto as a result of such reinstatement or removal before delivering up the Premises to the Landlord.

Injury or             3.55    To be wholly responsible for any loss damage or
Damage to                     injury or death caused to any person whomsoever or
Person and                    to any property whatsoever directly or indirectly
Property and                  through the defective or damaged condition or
Insurance                     operation of any part of the interior of the
                              Premises or any machinery plant fixtures or fittings or wiring or piping therein for the repair of which the Tenant is responsible hereunder or in any way caused by or owing to the spread of fire fumes or smoke or the leakage or overflow of water of whatsoever origin from the Premises or any part thereof as a result of the act default or neglect of the Tenant its servants agents licensees contractors employees guests invitees visitors or customers and to make good the same by payment or otherwise and to indemnify the Landlord against all losses damages costs claims demands actions and legal proceedings whatsoever made upon or against the landlord by any person in respect of any such loss damage or injury or death and all costs and expenses incidental thereto AND for the better observance of the Tenant's obligations in regard to the foregoing TO INSURE or at the discretion of the Landlord to permit the Landlord at the Tenant's expense and in the name of the Tenant to effect and maintain insurance cover to the satisfaction of the Landlord with such reputable insurance company as shall be nominated or approved by the Landlord in respect of all such risks as aforesaid including without limitation adequate fire, water and third party insurance in respect of the Premises (including without limitation the full replacement value of all furniture fixtures fittings goods chattels samples personal effects contents and stock therein) and the Policy of Insurance so effected to be endorsed to show the interest of the Landlord therein and to be in such amount as may be determined by the Landlord and to contain a provision that the insurance cover thereby effected and the terms and conditions thereof may not be altered modified restricted or cancelled without the express prior written consent of the Landlord and in the event of such insurance being effected by the Tenant itself in pursuance of its obligations hereunder whenever required so to do by the Landlord to produce to the Landlord as and when required by the Landlord such policy of insurance together with a receipt for the last payment of premium.

Tenant Liable  3.56   To be liable for any act default negligence or omission
for its               of the Tenant's agents, contractors, employees, invitees,
Employees,            guests, visitors, servants or licensees as if it were the
etc.                  act default negligence or omission of the Tenant and to
                      indemnify the Landlord
                      against all losses damages costs claims demand expenses or liability arising directly or indirectly from the aforesaid act default negligence or omission. For the purpose of this Tenancy Agreement any act default neglect or omission of any quest visitor servant contractor employee agent invitee or licensee of the Tenant shall be deemed to be the act default neglect or omission of the Tenant.

Not to Render  3.57   Not to cause or suffer or permit to be done any act or
Insurance             thing whereby the policy or policies of insurance on
Policy Void           the Premises or the Building against damage by fire or
                      any other insured risks or liability to third parties for the time being subsisting may become void or voidable or whereby the rate of premium or premia thereon may be increased, and to repay to the Landlord on demand all sums paid by the Landlord by way of increased premium or premia thereon and all expenses incurred by the Landlord in and about any renewal of such policy or policies arising from or rendered necessary by a breach of this sub-clause by the Tenant.

           4. The Landlord hereby agrees with the Tenant as follows :-

Quiet
Enjoyment      4.01   That the Tenant duly paying the rent rates management
                      fees and other payments hereby stipulated on the days and in the manner herein provided for payment of the same and performing and observing the Tenant's agreements, covenants, stipulations, terms, conditions and obligations herein contained may peaceably hold and enjoy the Premises without any interruption by the Landlord or any person lawfully claiming through under or in trust for the Landlord.

Pay Crown Rent 4.02   To pay all Crown rent and property tax payable in respect
                      of the Premises.

Roof and       4.03   To maintain and keep the main structure roofs main
Main Structure        electricity supply cables main drains water pipes main
                      walls and exterior window frames of the Building therein and all concealed electrical installations and wirings and pipings of the Landlord in the Premises in a proper and substantial state of repair and condition

               Provided that the Landlord shall not be liable for breach of this sub-clause unless and until written notice of any defect or want of repair thereof shall have been given to the Landlord by the Tenant and the Landlord shall have failed to take reasonable steps to repair or remedy the same within a reasonable period after the service on it of such notice.

      5. Provided Always that and it is hereby expressly agreed as follows:-

Default  5.01  If the Rent and/or the rates and/or the Management Fees and/or any other moneys payable hereunder or any part thereof shall be in arrear for fifteen (15) days after the same shall have become payable (whether formally demanded or not) or if there shall be any breach or non-performance or non-observance of any of the stipulations conditions terms and agreements herein contained and on the part of the Tenant to be observed or performed or if the Tenant shall stop or suspend payment of its debts or be unable to or admit inability to pay its debts as they fall due or enter into any scheme of arrangement with its creditors or have an encumbrancer taking possession of any of its assets in circumstances in which the Landlord shall have reasonable grounds for believing that the ability of the Tenant to pay the rentals and other charges hereby reserved and to observe and perform its obligations under this Tenancy Agreement shall have been prejudiced or put at risk or have a receiving order made against it or in such circumstance as aforesaid fail to satisfy any judgement that may be given in any action against it after final appeal or go into liquidation (save for the purposes of amalgamation or reconstruction) or become bankrupt or if the Tenant shall suffer execution to be levied upon the Premises or otherwise on the Tenant's goods or if in such circumstances as aforesaid the Tenant shall suspend or cease or threaten to suspend or cease to carry on its business or should any event occur or proceeding be taken with respect to the Tenant in any jurisdiction to which the Tenant is subject which has an effect equivalent or similar to any of the events or circumstances described above then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter on and upon the Premises or any part thereof in the name of the whole and thereupon this Tenancy Agreement shall absolutely determine but without prejudice to any right of action or other remedy of the Landlord against any breach, non-observance or non-performance by the Tenant of any of the terms of this Tenancy Agreement. A written notice served by the Landlord on the Tenant in manner hereinafter provided to the effect that the Landlord thereby exercises the power of determination and/or re-entry hereinbefore contained shall be a full and sufficient exercise of such power without physical entry on the part of the Landlord notwithstanding any statutory or common law provision to the contrary. All costs and expenses incurred by the Landlord in demanding payment of the Rent, rates, Management Fees and other charges payable hereunder (if the Landlord elects to demand) and in exercising its rights and/or remedies or in attempting to do so shall be paid by the Tenant and shall be recoverable from the Tenant as a debt.

Interest   5.02.    Notwithstanding anything herein contained in the event of
                    default in payment of the Rent and/or rates and/or the Management Fees and/or other monies payable by the Tenant hereunder or any part thereof for a period of fifteen (15) days from the date when such payment is due (whether formally demanded or not) the Tenant shall pay to the Landlord on demand daily interest on all such sums outstanding at the monthly rate of two per cent (2%) calculated from the date on which the same shall be due for payment (in accordance with the provisions contained in that behalf herein) until the date of payment as liquidated damages and not as penalty provided that the demand and/or receipt by the Landlord of interest pursuant to this sub-clause shall be without prejudice to and shall not affect the right of the Landlord to exercise any other right or remedy hereof or otherwise (including but without prejudice to the generality of the foregoing the right of re-entry exercisable under the terms of this Tenancy
                    Agreement).

Condonation    5.03   No condoning, excusing or overlooking by the Landlord of
Not a Waiver          any default, breach or non-observance or non-performance
                      by the Tenant at any time or times of any of the agreements stipulations terms and conditions herein contained shall operate as a waiver of the Landlord's rights hereunder in respect of any continuing or subsequent default, breach or non-observance or non-performance or so as to defeat or affect in any way the rights and remedies of the Landlord hereunder in respect of any such continuing or subsequent default or breach and no waiver by the Landlord shall be inferred from or implied by anything done or omitted by the Landlord, unless expressed in writing and signed by the Landlord. Any consent given by the Landlord shall operate as a consent only for the particular matter to which it relates and shall in no way be considered as a waiver or release of any of the provisions hereof nor shall it be construed as dispensing with the necessity of obtaining the specific written consent of the Landlord in the future, unless expressly so provided.

Acceptance of  5.04   The acceptance of any of the Rent by the Landlord shall
Rent                  not be deemed to operate as a waiver by the Landlord of
                      any right to proceed against the Tenant in respect of any breach non-observance or non-performance by the Tenant of any of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed and performed.

Distraint      5.05   For the purposes of Part III of the Landlord and Tenant
                      (Consolidation) Ordinance ((Cap. 7)) and of these presents, the Rent payable in respect of the Premises shall be and be deemed to be in arrear if not paid in advance at the times and in the manner herein provided for payment thereof.

Deposit        5.06   The Tenant shall on the signing hereof deposit with the
                      Landlord the sum or sums specified in Part III of the Third Schedule hereto being the aggregate of THREE (3) months' Rent and THREE (3) months' Management Fees to secure the due observance and performance by the Tenant of the agreements stipulations obligations terms and conditions herein contained and on the part of the Tenant to be observed and performed which said deposit shall be held by the Landlord throughout the currency of this Tenant Agreement free of any interest to the Tenant with the right for the Landlord (without prejudice to any other right or remedy hereunder or otherwise) to deduct therefrom the amount of any Rent rates Management Fees and other charges payable hereunder in case of default on the part of the Tenant in making any of such payments and any costs expenses loss or damage sustained by the Landlord as the result of any non-observance or non-performance by the Tenant of any of the said agreements, stipulations obligations terms and conditions. In the event of any deduction being made by the Landlord from the said deposit in accordance herewith during the currency of this Tenancy Agreement the Tenant shall forthwith on demand by the Landlord make a further deposit with the Landlord equal to the amount so deducted and failure by the Tenant so to do shall entitle the Landlord forthwith to re-enter upon the Premises and to determine this Tenancy Agreement as hereinbefore provided.

Increase    5.07    By reasons of any increase in the costs of providing the
of                  necessary services to the Premises and/or managing the
Management          Building, the Landlord and/or the Manager shall be entitled
Fees                at any time and from time to time to increase the
                    Management Fees after giving the Tenant one month's notice of such increase. The Landlord's and/or the Manager's assessment of any increase in the said costs shall be conclusive.

Increase in 5.08    If and whenever the Management Fees shall be increased
Deposit             pursuant to sub-clause 507 of this Clause, the amount of
                    the said deposit shall be increased accordingly following such increase in the Management Fees so as to bring at all times the amount of the said deposit equal to the aggregate of THREE (3) months' Rent and THREE (3) months' Management
                    Fees for the time being payable by the Tenant hereunder and the Tenant shall make payment to the Landlord of such additional sum as shall be required to bring the said deposit up to the appropriate amount within fifteen (15) days from the date of the Tenant's receipt of the Landlord's or the Manager's notice of increase of the Management Fees as aforesaid.

Refund of           5.09 Subject as aforesaid the said deposit and any further
Deposit deposits paid shall be refunded to the Tenant by the Landlord without interest within fifteen (15) days after the expiration or sooner determination of this Tenancy Agreement and delivery of vacant possession of the Premises to the Landlord or after settlement of the last outstanding claim by the Landlord against the Tenant for any arrears of Rent rates Management Fees and other charges and for any breach non-observance or non-performance of any of the agreements stipulations terms and conditions herein contained and on the part of the Tenant to be observed or performed, whichever shall be the later.

Air-                5.10 (i)  The Landlord shall provide and maintain
conditioning                  air-conditioning for the Premises during the hours
                              referred to in Part IV of the Third Schedule hereto ("the Normal Air-Conditioning Hours") whenever the air-conditioning system shall be operating. The costs of such air-conditioning shall be included in the management fees payable by the Tenant as set out in Part II of the Third
                              Schedule hereto. If the Tenant shall require a supply of air-conditioning outside the Normal
                              Air-Conditioning Hours, the same will be supplied by the Landlord on reasonable advance notice to the Landlord and at such costs per hour and per square feet of gross floor area of the Premises as the Landlord may in its absolute discretion from time to time charge.

                         (ii) If the Tenant shall require a supply of chilled
                              water for the purpose of cooling its equipment, the same will be suppled by the Landlord on reasonable advance notice to the Landlord and at such costs as the Landlord may in its absolute discretion from time to time charge based on the Tenant's actual consumption of such chilled water.

                        (iii) The Tenant shall pay the costs of such additional
                              air-conditioning services and/or such chilled water supply immediately upon receipt of the demand note therefor which may be rendered at such intervals as the Landlord may in its absolute discretion decide.

Exclusion of        5.11 The Landlord and/or the Manager shall not in any
Landlord's               circumstances other than those arising from their
Liability                respective gross negligence or wilful default be under
                         any liability whatsoever to the Tenant or the Tenant's agents, contractors, servants, visitors, guests, employees, licensees, invitees or any other person whomsoever in respect of any loss of profit or of business or loss of life or loss, injury or damage to person or property or for any disruption or inconvenience or for the security or safekeeping of the Premises or any contents therein caused to or suffered or sustained by the Tenant or any other person caused by or through or in any way owing to or arising out of or connected with anything whatsoever including
                         (without limitation) :-

                         (i) any failure breakdown malfunction defect interruption of or in or to the operation of or non-availability of any common services and facilities fire-fighting equipment or system or lifts or any other services rendered or to be rendered to the Tenant or such other person;

                         (ii) any act neglect or default of the other tenants
                              and occupiers of the Building and their respective visitors guests licensees invitees employees contractors servants and agents;

                        (iii) any failure breakdown malfunction defect or
                              interruption of or in the supply of gas
                              electricity water or air-conditioning to the Premises or any part of the Building;

                         (iv) any fire storm tempest flood typhoon heavy
                              rainfall landslide subsidence of the ground Act of God or other inevitable accident escape of fire smoke fumes or any other substance or thing or overflow or leakage of water or electric current from or through any part of the Premises or the Building or otherwise or the dropping or falling of any article or vibrations from any part of the Building;

                         (v) any defective or damaged condition of the Premises the Building or part(s) thereof or the Landlord's fixtures and fittings and additions therein and thereto;

                         (vi) any use of the Premises any designated car parking
                              space or other areas or parts of the Building; and

                        (vii) the provision by the Landlord or the Manager of
                              watchmen and caretakers (if any),

                    nor shall any of the Rent rates Management Fees and any other sums reserved to be payable by the Tenant hereunder abate or cease to be payable on account thereof.

Notice to be        5.12 The Landlord shall not in any event be liable to the
Given to                 Tenant in respect of any failure of the Landlord to
Landlord on              perform any of its obligations to the Tenant hereunder
Failure to               unless and until the Tenant has notified the Landlord
Perform                  such failure and the Landlord has failed within a
Obligations              reasonable length of time to remedy the same and then
                         in such case the Landlord shall be liable to compensate the Tenant only for loss or damage sustained by the Tenant after such reasonable time shall have lapsed.

No compensation     5.13 The Tenant shall not be entitled to any compensation or
or Abatement             abatement of the Rent if the light and/or air to the
of Rent                  Premises is in any way obstructed by adjoining
                         buildings or otherwise.

Power to Enter      5.14 In the event of fire, typhoon or any other
in Emergency             contingencies or emergencies which in the opinion of
                         the Landlord may cause or threaten to cause damage or injury to the Premises and/or any part of the Building, the Landlord shall have power in the absence of the Tenant to break open any doors or windows of the Premises and to do such other things as may be necessary to prevent the Premises and/or any part of the Building from being damaged or injured or further damaged or injured and in such event the Landlord shall not be answerable to the Tenant for any loss or damage which the Tenant may sustain thereby.

Abatement of        5.15 If the Premises or the Building or any part thereof
Rent and                 shall at any time during the Term be destroyed or
Management               damaged or become inaccessible owing to fire water
Fees                     storm typhoon defective construction white ants
                         earthquake subsidence of the ground act of God force majeure or any calamity beyond the control of the Landlord so as to render the Premises unfit for use or inaccessible and the same is in no way attributable directly or indirectly to any act neglect or default of the Tenant its agents guests invitees visitors servants employees contractors or licensees or if at any time during the continuance of this tenancy the Premises or the Building or any part thereof shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the Premises or the Building or any part thereof then the Rent and Management Fees hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained or order made shall be suspended until the Premises shall again be rendered accessible and fit for use PROVIDED THAT the Landlord shall be under no obligation to repair or reinstate the Premises or the Building if, in its opinion, it is not reasonably economical or practicable so to do and PROVIDED FURTHER
                         THAT in circumstances when the whole or substantially the whole of the Premises have been rendered inaccessible or unfit for use and should the Premises not have been reinstated in the meantime either the Landlord or the Tenant may at any time after two (2) months from the occurrence of such damage or destruction or order give to the other of them notice in writing to determine this Tenancy Agreement and thereupon the same and everything herein contained shall cease and be void as from the date of the occurrence of such destruction or damage or order or of the Premises becoming inaccessible or unfit for use but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements stipulations terms and conditions herein contained or of the Landlord in respect of the Rent and Management Fees payable hereunder prior to the coming into effect of the suspension.

No Warranty as      5.16 The Landlord does not in any way warrant that the
to Fitness               Premises are fit or suitable for the operation of the
                         trade business or activities of the Tenant and the Tenant shall make his own investigation and enquiries in this connection. In the event of any governmental authority in any way prohibiting the use of the Premises for the trade business or activities for the time being carried on by the Tenant, the Landlord shall have power to determine the Term hereby created at any time by giving notice to the Tenant of a length and effect equivalent to that of the notice (if any) given by the relevant governmental authority (and if such governmental notice is subsequently extended the Landlord's said notice to the Tenant shall be extended pro tanto). On the expiration of such notice by the Landlord to the Tenant the Term of this tenancy shall accordingly be determined and the Landlord shall not be required to pay any compensation for the loss of profit or goodwill or loss or damage of any kind to the Tenant for such determination provided that nothing in this sub-clause shall prejudice the continuation of the Term granted hereunder if the prohibition aforesaid shall be waived by the relevant governmental authority during the notice period.

Introduction        5.17 (i)  The Landlord and/or the Manager shall be entitled
of House                      from time to time and by notice to the Tenant to
Rules and                     make introduce and subsequently amend adopt or
Regulations                   abolish if necessary such house rules and
                              regulations as it may reasonably consider necessary for the proper operation management and maintenance of the Building.

Conflict                 (ii) Such rules and regulations shall be supplementary
                              to the terms and conditions contained in this Tenancy Agreement and shall not in any way derogate from such terms and conditions. In the event of conflict between such rules and regulations and the terms and conditions of this Tenancy Agreement the terms and conditions of this Tenancy Agreement shall prevail.

Name of             5.18 The Landlord reserves the right to rename the Building
Building with any such name or style as it in its sole discretion may determine and at any time and from time to time to change, alter, substitute or abandon any such name without thereby becoming liable to compensate the Tenant for any loss expense or inconvenience caused to the Tenant as a consequence thereof provided that the Landlord shall give the Tenant and the Postal and other relevant governmental authorities not less than three months' notice of its intention to so do.

Alterations to     5.19  Without prejudice to any provisions herein contained
the Building             the Landlord reserves the right from time to time to
                         improve extend add to or reduce the Building or in any manner whatsoever and to alter or deal with the Building (other than the Premises) Provided always that in exercising such right the Landlord will endeavour to cause as little inconvenience to the Tenant as is practicable in the circumstances and make good any damage caused to the Premises within a reasonable period of time.

Letting or         5.20  During the three (3) months immediately preceding the
Sale Notices             expiration or sooner determination of the Term the
and Entry                Landlord shall be at liberty to affix and place
                         without interference upon any external part of the Premises a notice or notices stating that the Premises are to be let and/or sold and such other information in connection therewith as the Landlord shall require and the Tenant shall permit persons with written authority from the Landlord or the Landlord's agents at reasonable times of the day upon prior appointment to enter and view the Premises or any part or parts thereof.

Notice             5.21  Any notice required to be served under this Tenancy
                         Agreement shall be in writing and any notice to be served on the Tenant shall be sufficiently served if sent by pre-paid registered post to or left at the Tenant's registered office or principal place of business in Hong Kong or the Premises and any notice to be served on the Landlord shall be sufficiently served if sent to the Landlord by pre-paid registered post to or left at the Landlord's registered office in Hong Kong. A notice delivered by hand is duly served at the time of delivery and a notice sent by registered post shall be deemed to be duly served forty-eight (48) hours after the date of posting.

No Fine or              5.22    The Tenant hereby expressly declares that for
Premium or                      the grant of the Term no premium key money or
Key Money                       consideration money or other valuable
                                consideration other than the Rent and other payments herein expressly reserved and expressed to be payable has been paid or will be payable by the Tenant to the Landlord or any other person.

Costs and               5.23    (i) The Tenant shall bear half of Messrs. Denton
Stamp Duty                          Hall, the Landlord's solicitors' scale
                                    charge as stipulated by the Law Society of Hong Kong for the preparation and completion of this Agreement.
                                    Notwithstanding the above, it is expressly declared by the parties that Messrs. Denton
                                    Hall is acting as solicitors for the
                                    Landlord only and the Tenant is advised to seek independent legal advice on the approval of this Agreement.

                               (ii) The stamp duty and registration fees
                                    payable on this Agreement and their
                                    counterparts shall be borne by the
                                    Landlord and the Tenant in equal shares.

Special                 5.24    The parties hereto shall respectively be bound
Conditions                      by and entitled to the benefit of the Special
                                Conditions (if any) set forth in the Fifth
                                Schedule.

Fixtures and            5.25    The Landlord shall provide those fixtures and
Fittings                        fittings details of which are listed in the
                                Sixth Schedule hereto.

Marginal Notes          5.26    The marginal notes, headings and index (if any)
                                are intended for guidance only and do not form a part of this Tenancy Agreement nor shall any of the provisions of this Tenancy Agreement be construed or interpreted by reference thereto or in any way affected or limited thereby.

Interpretation          5.27    In this Tenancy Agreement if the context permits
                                or requires words importing the singular number shall include the plural number and vice versa and words importing the masculine feminine or neuter gender, shall include the others of them.

Entire                  5.28    This Tenancy Agreement sets out the full
Agreement                       agreement between the parties. No warranties or
                                representations express or implied of any kind other than those set out herein (if any) are or have been made or given by the Landlord or by anybody on his behalf and if any such warranties or representations express or implied have been made, the same are withdrawn or deemed to have been withdrawn immediately before the execution of this Tenancy Agreement.

                        AS WITNESS the hands of the parties hereto the day and
                year first above written.

                                 FIRST SCHEDULE
                                 --------------


The Tenant
----------

Name                     :    VALENCE SEMICONDUCTOR DESIGN LIMITED



Registered Office        :    Flat A, 13th Floor, Summit Industrial Building.
                              9 Sun Yip Street, Chai Wan, Hong Kong



Business Registration No.:    18907543-001-05-95-1



                                SECOND SCHEDULE
                                ---------------



                                     Part I
                                     ------

The Premises             :    Unit 413 on the Fourth Floor of the Hong Kong
                              Industrial Technology Centre


                                    Part II
                                    -------

The Term                 :    Three (3) years starting on the 1st day of
                              September 1995 and ending on the 31st day of August 1998 (both days inclusive)

                                 THIRD SCHEDULE
                                 --------------



                                     Part I
                                     ------


The Rent                 :    HONG KONG DOLLARS NINETY THOUSAND THREE HUNDRED
                              AND FIFTY-FIVE AND CENTS FIFTY ONLY (HK$90,355.50) per month exclusive of rates, management fees and other outgoings


                                    Part II
                                    -------


Management Fees          :    HONG KONG DOLLARS SIXTEEN THOUSAND AND TWENTY-ONE
                              AND CENTS EIGHTY ONLY (HK$16,021.80) per month


                                    Part III
                                    --------


The Deposit              :    HONG KONG DOLLARS THREE HUNDRED AND NINETEEN
                              THOUSAND ONE HUNDRED AND THIRTY-ONE AND CENTS
                              NINETY ONLY (HK$319,131.90)


                                    Part IV
                                    -------

Normal Air-Conditioning  :    Monday - Friday : 8:00 a.m. - 6:00 p.m.
Hours                         Saturday        : 8:00 a.m. - 2:00 p.m.
                              Sunday and      : no air-conditioning will be
                              Public Holiday    provided


                                     Part V
                                     ------


Vetting Fee              :    HK$1.60 per square foot of the total gross floor
                              area of the Premises or HK$3,000.00 whichever is the greater

                      FOURTH SCHEDULE
                      ---------------
                 (1) Subject to Paragraph (2) of this Fourth Schedule, to use the Premises as an office only.

                 (2) To provided technical know-how, support, exhibitions and seminars to local manufactures for Add-on-Cards, Motherboards, MUC applications for telecommunication and consumer products, and to provide full design services for ASIC systems from specifications to prototype delivery and to develop sophisticated ASICs for local OEM and ODM electronic products manufacturers to improve reliability, shorten manufacturing cycle and reduce component handling and cost. The Tenant plans to employ 12 staff to begin with at the Premises. 7 of whom would be involved in the abovementioned activities and the remaining balance would be in marketing and administration.

                                 FIFTH SCHEDULE

                               Special Conditions

(1)    Rent-free Period :-
       The Tenant shall be entitled to a rent-free period of 45 days starting from the commencement of the Term Provided Always that during the said rent-free period, the Tenant shall be responsible for and shall pay all the Management Fees, rates, utility charges, additional air-conditioning/ chilled water supply charges and all other outgoings payable in respect of the Premises under the terms of this Agreement.

(2)    Restriction of Gross Floor Area by Director of Industry :-
       (a) The Tenant hereby declares that he is fully aware of the existence and implications of Special Condition (12)(b) in the Particulars and Conditions of Grant of New Kowloon Inland Lot No.6128 which provides, inter alia, that the Director of Industry may in his absolute discretion from time to time during the term thereby granted restrict the proportion of the gross floor area of the Building which may be underlet by the Landlord and in that event may stipulate that any underletting by the Landlord shall be for a term not exceeding three (3) years.

       (b) In the event the Director of Industry shall exercise his power under the said Special Condition (12)(b) to restrict the gross floor area of the Building as aforesaid the Landlord shall be entitled upon giving reasonable notice at any time after the date of this Agreement and/or during the Term to require the Tenant to vacate and surrender :-

              (i) a part of the Premises - the Tenant shall then at the direction of the Landlord vacate such part of the Premises within a reasonable period and deliver vacant possession of the same to the Landlord, this Agreement shall remain in full force and effect with respect to that part of the Premises not required to be surrendered by the Tenant. In the event of a partial surrender the rent for the remaining part of the Premises shall be reduced on a pro-rata basis for the remainder of the Term and a pro-rata refund of the rental deposit shall be made by the Landlord to the Tenant; or
              (ii) the whole of the Premises - the Tenant shall vacate the whole of the Premises within a reasonable period and deliver vacant possession of the same to the Landlord, this Agreement shall become null and void but without prejudice to either party's right of action against the other for any breach of the terms and covenants of this Agreement prior to termination.

                     Provided Always that in the event of a requirement for the Tenant to vacate a part of the Premises the Tenant shall at its absolute discretion be entitled to surrender the whole of the Premises in which event the provisions of sub-clause
                    (b)(ii) of this Condition shall apply.

(3)    Debris Removal Charge :-
       Upon the signing of this Agreement, the Tenant shall pay to the Landlord a debris removal charge which shall be HK$1.00 per share foot of the total gross floor area of the Premises or HK$2,000.00 whichever is the greater. The debris removal charge shall not be refundable to the Tenant in any circumstances.

                                 SIXTH SCHEDULE

Fixtures and Fittings

1. Screed floor finishing

2. Perimeter dry wall, mini-blind on windows (where applicable)

3. Ceiling tile in lay in grid

4. Fluorescence lighting fixture, main circuit control board

5. Air diffuser and fan coil unit(s)

The fixtures and fittings listed above will be in accordance with the standard laid down by the Landlord for such items.

SIGNED BY Dr. James Liu                 )
          CEO                           )  For and on behalf of
for and on behalf of the Landlord in the)  HONG KONG INDUSTRIAL TECHNOLOGY
presence of :- Stanley Au               )  CENTRE CORPORATION
               GM/FAD
                                           /s/ James Liu
           /s/ Stanley Au                  -------------------------------------
                                                            Authorized Signature




SIGNED BY WAN WAH TONG, THOMAS,         )  For and on behalf of
          MANAGING DIRECTOR             )  VALENCE SEMICONDUCTOR DESIGN LIMITED
for and on behalf of the Tenant in the  )
presence of :-                          )  /s/ Wan Wah Tong, Thomas
           /s/ Cham Tze Kwong, Reivlin     -------------------------------------
                                                            Authorized Signature






Received the day and year first above   )  For and on behalf of
written of and from the Tenant the sum  )  HONG KONG INDUSTRIAL TECHNOLOGY CENTRE
of HONG KONG DOLLARS THREE HUNDRED AND  )  CORPORATION
NINETEEN THOUSAND ONE HUNDRED AND       )
THIRTY-ONE AND CENTS NINETY ONLY        )  /s/ James Liu
being the deposit payable herein        )  -------------------------------------
                                                            Authorized Signature
                                         HK$319,131.90




                                           -------------------------------------
                                                                     the Landord

                            [BLUEPRINT OF PROPERTY]



                                      -42-